UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 20, 2006

MTI Technology Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 1.01 Entry into a Material Definitive Agreement.
     On June 20, 2006, we modified our existing bank credit facility by entering into a Fourth Amendment to Loan and Security Agreement (the “Fourth Amendment”) with Comerica Bank, successor by merger to Comerica Bank—California (“Comerica”). The Fourth Amendment extends the line-of-credit maturity date for six months to November 30, 2006. All other provisions of the initial Loan and Security Agreement, dated November 13, 2002, as previously amended (the “Comerica Loan”), remain the same.
     On June 20, 2006, we entered into an Amendment to Second Waiver and Consent (the “Waiver) with The Canopy Group, Inc., a Utah corporation (“Canopy”). Under the Waiver, Canopy agreed to consent to our entering into and performing our obligations under that certain Third Amendment to Loan and Security Agreement, dated June 15, 2005, by and between Comerica and us, which extended our line-of-credit maturity date for a year to May 31, 2006. Canopy also agreed to guarantee our line of credit with Comerica through December 31, 2006, and to delete a provision of Second Waiver and Consent, dated as of December 28, 2004, regarding our obligation to make certain principal repayments under the Comerica Loan, as amended. In exchange, we issued a warrant (the “Warrant”) to Canopy to purchase up to 125,000 shares of our common stock at a purchase price of $1.23 per share, the fair market value of the date of grant. The Warrant is immediately exercisable and has a term of five years.
     Canopy beneficially owns approximately 21.83% of our common stock, assuming conversion of our outstanding convertible preferred stock and outstanding warrants, but excluding our outstanding stock options.
     The foregoing descriptions of the Fourth Amendment, the Waiver, and the Warrant are qualified in their entirety by reference to the complete terms of those documents, copies of which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to Loan and Security Agreement, entered into as of June 20, 2006, by and between Comerica Bank, successor by merger to Comerica Bank—California, and MTI Technology Corporation
10.2	Amendment to Second Waiver and Consent, entered into as of May 31, 2006, by and between The Canopy Group, Inc. and MTI Technology Corporation.
10.3	Warrant to Purchase Common Stock of MTI Technology Corporation, dated June 20, 2006, issued to The Canopy Group, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: June 26, 2006	By:	/s/ Scott Poteracki
Scott Poteracki
Executive Vice President, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to Loan and Security Agreement, entered into as of June 20, 2006, by and between Comerica Bank, successor by merger to Comerica Bank—California, and MTI Technology Corporation
10.2	Amendment to Second Waiver and Consent, entered into as of May 31, 2006, by and between The Canopy Group, Inc. and MTI Technology Corporation.
10.3	Warrant to Purchase Common Stock of MTI Technology Corporation, dated June 20, 2006, issued to The Canopy Group, Inc.